Short-Term and Long-Term Financial Liabilities	12 Months Ended
Dec. 31, 2024
Short-Term and Long-Term Financial Liabilities [Abstract]
SHORT-TERM AND LONG-TERM FINANCIAL LIABILITIES

12 – SHORT-TERM AND LONG-TERM FINANCIAL LIABILITIES

In January 2021, October 2022 and December 2022 the Group entered into Loan and Security Agreements with PFG (“Partners for Growth”). Following the amendment to these agreements, the total borrowed amount increased to US$20,000,000 which is repaid by the Group monthly. In connection with the funding of the first tranche in January 2021, the Group issued the Lender warrants to purchase 71,522 shares of Marti’s common stock at an exercise price per share of US$2.53. In connection with the funding of the second and third tranche in December 2021, the Group issued the Lender warrants to purchase a further 71,522 shares of Marti’s common stock at an exercise price of US$2.53 per share (collectively, the “PFG Share Warrants”). In connection with the funding of the fifth tranche in October 2022 (5A) and December 2022 (5B), the Group issued the Lender warrants up to US$1,000,000 (US$1 for each US$1 of principal amount of convertible note) that are exercisable into convertible notes (collectively, the “PFG Convertible Warrants”). The PFG Convertible Warrants are exercisable within seven years from their respective dates of issuance.

In July 2023, the Net Exercise Basis of the shares outstanding, amounting to 143,044, was recalculated as 114,737 ordinary shares. Subsequently, the 114,737 shares derived from warrants, in addition to 1 ordinary share of PFG, were multiplied by the 1.278 exchange ratio. Consequently, the warrants and ordinary shares of PFG converted into 146,671 ordinary shares, with no cash transaction required for the conversion to ordinary shares.

The PFG Share Warrants are classified as a component of permanent equity because they are freestanding financial instruments that are legally detachable and separately exercisable from the shares of common stock or convertible notes with which they were issued, are immediately exercisable, do not embody an obligation for the Company to repurchase its shares or convertible notes, and permit the holders to receive a fixed number of shares of common stock upon exercise for warrants to purchase of stocks. In addition, the PFG Share Warrants do not provide any guarantee of value or return.

The PFG Convertible Warrants are also freestanding financial instruments which are detachable and separately exercisable. As the PFG Convertible Warrants provide the rights to the holder to exercise and convert such warrant into convertible debt or subsequently in cash or equity of the Company, the warrant is an obligation of the issuer. Upon exercise of the warrant, the holder will receive a convertible debt instrument, which is a liability classified instrument. The terms of the convertible debt may require the issuer to settle the note upon maturity by transferring cash assets. Accordingly, regardless of the other potential settlement alternatives, the fact that the convertible notes issued upon exercise of the warrant could require settlement upon maturity in cash indicates that the warrant should be classified as liability.

For the valuation of the PFG Convertible Warrants a further probability-weighted settlement scenario valuation was applied for the conversion and settlement features of the underlying convertible debt. The fair value of this tranche was thus determined as US$4,500.

During the year, the Group issued convertible notes amounting to US$18,000,000. Furthermore, convertible notes worth US$2,000,000 were converted into shares, and convertible notes valued at US$1,538,542 were purchased by the Group for a cash cosideration of US$930,000. The extinguishment gain of US$608,542 is recorded as other income.

As of December 31, 2024 and 2023 the details of the short-term and long-term financial liabilities are as follows:

	Conversion exercise price	Contractual interest rate %	Maturity date	2024	2023

Term loan, net	--	10.25%	Jan 21, 2024	--	133,036
Term loan, net	--	10.25%	Dec 17, 2024	--	3,260,290
Term loan, net	--	10.25%	Dec 11, 2025	846,398	1,351,265
Term loan, net	--	10.25%	Oct 11, 2025	833,334	1,892,433
Convertible notes, short term (*)	$1.65	15.00%	Jan 15, 2025	2,876,163	5,359,454
Convertible notes, long term (*)	$1.65	15.00%	July 10, 2028	70,119,275	53,254,219
Total financial liabilities, net				74,675,170	65,250,697

Of which classified as:
Current financial liabilities, net				4,555,895	10,447,905
Non-current financial liabilities, net				70,119,275	54,802,791

(*)	In 2024, the Group issued subscription and commitment shares (“incentive shares”) to lenders in connection with convertible notes of US$10,500,000. These incentive shares are treated as standalone financial instruments that are both legally detachable and separately exercisable. Their fair value of US$3,760,909 was determined using the market price of the shares on the grant date and has been accounted for as a reduction in the convertible note liability’s carrying amount on the consolidated balance sheet. This discount is being amortized over the debt’s term using the effective interest method and amortization of the discount increases interest expense over the life of the convertible note. The total debt discount amortised during the year is US$64,277.

Further, the Group issued incentive shares in connection with certain convertible notes that are finalized but not yet issued. These cost totaling US$3,806,246 are classified under Other Assets in the balance sheet as of December 31, 2024. Upon issuance of the convertible notes, these amounts will be reclassified as a reduction of the carrying amount of the convertible note liability. The cost will then be amortized over the life of the convertible note using the effective interest method.

As at December 31, maturity profile of financial liabilities consists of the following:

Year ending December 31:	Dec 31, 2024	Dec 31, 2023

2024	--	10,447,906
2025	4,555,895	6,447,769
2026	--	4,448,513
2027	--	4,039,287
2028	70,119,275	39,867,222
Total	74,675,170	65,250,697

Prefunded convertible notes:

Prefunded convertible notes are presented as a financial liability in the consolidated financial statements. On issuance of the prefunded convertible notes, the liability is measured at fair value, and subsequently were carried at amortized cost (net of transaction costs) until it is extinguished on conversion or redemption. Prefunded convertible notes were classified as long-term liabilities based on the expected conversion date in accordance with the prefunded convertible note agreements. Maturity of the convertible note agreements are two-years. The rate of interest on the convertible notes was 20% compound per annum. These prefunded convertible notes were all converted as of July 10, 2023.

Convertible notes:

Convertible notes are presented as a financial liability in the consolidated financial statements. On issuance of the convertible notes, the liability is measured at fair value, i.e. the proceeds received and subsequently carried at amortized cost (net of transaction costs) until it is extinguished on conversion or redemption.

Convertible notes are classified as long-term liabilities based on the expected conversion date in accordance with the convertible note agreements.

Maturity of the convertible note agreements are five-years. Convertible notes will accrue interest at the rate of fifteen percent (15.00%) per annum; provided that interest shall be payable (a) at a rate per annum equal to ten percent (10.00%) with respect to interest paid in cash (“Cash Interest”) and (b) at a rate per annum equal to five percent (5.00%) with respect to PIK Interest.

Term loan:

The term loan will be repaid in full in 2025. Further, the term loans are subject to certain covenants, with which the Group remains in full compliance as of the reporting date.